UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Trailblazer Merger Corporation I
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO STOCKHOLDERS OF TRAILBLAZER MERGER CORPORATION I

510 Madison Avenue, Suite 1401
New York, NY 10022

Dear Trailblazer Merger Corporation I Stockholder:

You are cordially invited to attend an annual meeting of Trailblazer Merger Corporation I, a Delaware corporation (the “Company”), which will be held on September [    ], 2025, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Annual Meeting”). The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

Within the U.S. and Canada:
1 (877) 853-5257 (toll-free)
1 (888) 475-4499 (toll-free)
Meeting ID: [          ]
Passcode: [          ]
Outside of the U.S. and Canada:
at numbers in the link below:

[              ]

The accompanying notice of the Annual Meeting and proxy statement describe the business the Company will conduct at the Annual Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated [          ], 2025, and is first being mailed to stockholders on or about that date, the Annual Meeting will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):

1.      Proposal No. 1 — Extension Amendment Proposal — A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to extend the date (the “Termination Date”) by which the Company must consummate a Business Combination (as defined below) (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date up to six (6) times, each such extension for an additional one (1) month period, until [date] (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Current Charter (the “Extension Amendment”) is set forth as Annex A to the accompanying proxy statement;

2.      Proposal No. 2 — The Trust Amendment Proposal — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of March 28, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which the Company must consummate a business combination up to six (6) times, each such extension for an additional one (1) month period, until [date] (the “Trust Amendment Proposal”);

3.      Proposal 3 — The Ratification Proposal — A proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2025 (the “Ratification Proposal”);

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) of the Company represented at the Annual Meeting (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Ratification Proposal, or to adjourn the Annual Meeting to a later date or dates for any other reason as determined by the Board, in its sole discretion (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal, and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

On July 22, 2024, the Company, entered into a merger agreement, by and among the Company, Trailblazer Merger Sub, Ltd., an Israeli company and a direct, wholly owned subsidiary of Trailblazer (“Merger Sub”), Trailblazer Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Holdings”), and Cyabra Strategy Ltd., a private company organized in Israel (“Cyabra”) (as amended on November 11, 2024 and as it may be further amended and/or restated from time to time, the “Merger Agreement”).

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, (a) Trailblazer shall merge with and into Holdings and Holdings shall be the survivor of such merger (the “Parent Merger”) and (b) Merger Sub shall merge with and into Cyabra, with Cyabra being the surviving entity (the “Acquisition Merger” and, together with the Parent Merger and all other transactions contemplated by the Merger Agreement, the “Business Combination”), following which Merger Sub will cease to exist and Cyabra will become a wholly owned subsidiary of Holdings (the “Surviving Corporation”). In connection with the Business Combination, Holdings (at such stage, referred to herein as the “Combined Company”) will be renamed “Cyabra, Inc.”

Cyabra protects companies and the public sector by exposing malicious actors, disinformation, bot networks, and GenAI content, helping to disrupt online threats and mitigate fake campaigns.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to effect the Merger or another merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (each, a “Business Combination”). You are not being asked to vote on any Business Combination at this time.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Annual Meeting, the Trailblazer Sponsor Group, LLC, a Delaware limited liability company (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make an initial deposit into the Trust Account (as defined below) in an amount equal to the lesser of (i) $0.015 for each outstanding share of Public Stock (as defined below) after giving effect to the Redemption (as defined below), and (ii) $100,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The initial deposit will extend the deadline for completing the Business Combination to October 30, 2025. For each subsequent monthly extension approved by the Board after September 30, 2025, an additional deposit equal to the initial deposit will further extend the deadline by one month, up to the Charter Extension Date.

The Current Charter, currently provides that the Company had up until September 30, 2025 (the “Termination Date”) to complete its Business Combination. The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and the other Proposals to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to redeem the Company’s Class A Common Stock issued as part of the units sold in the Company’s initial public offering (the “Public Stock”) and dissolve and liquidate in accordance with the Delaware General Corporation Law (“DGCL”) and the Current Charter.

The Company reserves the right at any time to cancel the Annual Meeting and not to submit to its stockholders the Extension Amendment Proposal and the other Proposals and not implement the Charter Extension. In the event the Annual Meeting is cancelled, and a Business Combination is not consummated prior to the Termination Date, the Company will, promptly following the Termination Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Current Charter.

As contemplated by the Current Charter, the holders of Public Stock issued as part of the units sold in the Company’s initial public offering, may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Company’s initial public offering and the concurrent private placement of Units (the “Private Placement Units”), if the Charter Extension is implemented (the “Redemption”), regardless of how such Public Stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the amendment to the Current Charter (the “Charter Amendment”) is filed, holders of Public Stock remaining after the Redemption will retain their right to have their Public Stock redeemed in connection with a Business Combination.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, Public Stockholders who elect to redeem their Public Stock will receive, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Public Stock.

On [          ], 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[        ] (which is expected to be the same approximate amount two business days prior to the Annual Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[          ] as of [          ], 2025 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding shares of Public Stock. The redemption price per share may increase between [          ], 2025 and the date that is two business days prior to the Annual Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date. The closing price of the Public Stock on [        ], 2025, the most recent practicable date prior to the date of this proxy statement, was approximately $[        ] per share. If the closing price of the Public Stock was to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[          ] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its Public Stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

The Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Stock from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Annual Meeting, or elect to redeem, or indicate an intention to redeem, Public Stock), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Stock, or (iii) execute agreements to purchase such Public Stock from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Stock in privately negotiated transactions or in the open market prior to the Annual Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Annual Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase Public Stock from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date (as defined below) may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Stock so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Stock in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Stock at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Stock in favor of approving the Extension Amendment Proposal; and (c) would waive any redemption rights with respect to the Public Stock so purchased. None of the funds held in the Trust Account will be used to purchase Public Stock in such transactions.

The approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is not approved and a Business Combination is not completed, in each case on or before the Termination Date, the Company will, promptly following the Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes

(less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event of our winding up.

Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Ratification Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present by proxy or by telephone dial-in and entitled to vote thereon at the Annual Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present by proxy or by telephone dial-in and entitled to vote thereon at the Annual Meeting. The Adjournment Proposal will be put forth for a vote if there are insufficient shares of Common Stock present at the Annual Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Ratification Proposal at the Annual Meeting, or for any other reasons as determined by the Board, in its sole discretion.

The Board has fixed the close of business on [          ], 2025 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

The Company believes that it is advisable and in the best interests of the Company’s stockholders that the stockholders approve the Proposals. After careful consideration of all relevant factors, the Board has determined that the Proposals are advisable and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Ratification Proposal, and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Annual Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Annual Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Annual Meeting through telephone, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting and will not constitute votes cast at the Annual Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, and the other Proposals. If you are a stockholder of record and you wish to attend the Annual Meeting and vote at the meeting, you may do so, even if you previously returned a proxy. If you previously returned a proxy it will be automatically revoked if you attend the Annual Meeting and vote at the meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN

YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Annual Meeting, the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Trailblazer Merger Corporation I
/s/ Arie Rabinowitz
Arie Rabinowitz
Chief Executive Officer

TRAILBLAZER MERGER CORPORATION I
510 Madison Avenue, Suite 1401
New York, NY 10022

NOTICE OF AN ANNUAL MEETING OF STOCKHOLDERS
OF TRAILBLAZER MERGER CORPORATION I
TO BE HELD ON SEPTEMBER [    ], 2025

To the Stockholders of Trailblazer Merger Corporation I:

NOTICE IS HEREBY GIVEN that an annual meeting of the stockholders of Trailblazer Merger Corporation I, a Delaware corporation (the “Company”), will be held on September [    ], 2025, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Annual Meeting”). The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

1 (877) 853-5257 (toll-free)
1 (888) 475-4499 (toll-free)
Meeting ID: [            ]
Passcode: [        ]
Outside of the U.S. and Canada:
at numbers in the link below:

[            ]

You are cordially invited to attend the Annual Meeting that will be held for the purpose of considering and voting on (i) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date up to six (6) times, each such extension for an additional one (1) month period, until [date] (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Current Charter (the “Extension Amendment”) is set forth in Annex B to the accompanying proxy statement; (ii) a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of March 28, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which the Company must consummate a business combination up to six (6) times, each such extension for an additional one (1) month period, until [date] (the “Trust Amendment Proposal”); (iii) a proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2025 (the “Ratification Proposal”); and (iv) an adjournment proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of the Company’s common stock represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, or the Trust Amendment Proposal, or the Ratification Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion (the “Adjournment Proposal”) (unless the Company determines that it is not necessary to hold the Annual Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated [        ], 2025 and is first being mailed to stockholders on or about that date.

The full text of the proposals to be voted upon at the Annual Meeting is as follows (collectively, the “Proposals”):

1.      Proposal No. 1 — Extension Amendment Proposal — A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to extend the date (the “Termination Date”) by which the Company must consummate a Business Combination (as defined below) (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date up to six (6) times, each such extension for an additional one (1) month period, until [date] (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Current Charter (the “Extension Amendment”) is set forth as Annex A to the accompanying proxy statement;

2.      Proposal No. 2 — The Trust Amendment Proposal — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of March 28, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which the Company must consummate a business combination up to six (6) times, each such extension for an additional one (1) month period, until [date] (the “Trust Amendment Proposal”);

3.      Proposal 3 — The Ratification Proposal — A proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2025 (the “Ratification Proposal”);

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) of the Company represented at the Annual Meeting (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Ratification Proposal, or to adjourn the Annual Meeting to a later date or dates for any other reason as determined by the Board, in its sole discretion (the “Adjournment Proposal”).

Each of the above Proposals are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

On July 22, 2024, the Company, entered into a merger agreement, by and among the Company, Trailblazer Merger Sub, Ltd., an Israeli company and a direct, wholly owned subsidiary of Trailblazer (“Merger Sub”), Trailblazer Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Holdings”), and Cyabra Strategy Ltd., a private company organized in Israel (“Cyabra”) (as amended on November 11, 2024 and as it may be further amended and/or restated from time to time, the “Merger Agreement”).

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, (a) Trailblazer shall merge with and into Holdings and Holdings shall be the survivor of such merger (the “Parent Merger”) and (b) Merger Sub shall merge with and into Cyabra, with Cyabra being the surviving entity (the “Acquisition Merger” and, together with the Parent Merger and all other transactions contemplated by the Merger Agreement, the “Business Combination”), following which Merger Sub will cease to exist and Cyabra will become a wholly owned subsidiary of Holdings (the “Surviving Corporation”). In connection with the Business Combination, Holdings (at such stage, referred to herein as the “Combined Company”) will be renamed “Cyabra, Inc.”

Cyabra protects companies and the public sector by exposing malicious actors, disinformation, bot networks, and GenAI content, helping to disrupt online threats and mitigate fake campaigns.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to effect the Merger or another a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (each, a “Business Combination”). You are not being asked to vote on any Business Combination at this time.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Annual Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make an initial deposit into the Trust Account (as defined below) in an amount equal to the lesser of (i) $0.015 for each outstanding share of Public Stock (as defined below) after giving effect to the Redemption (as defined below), and (ii) $100,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The initial deposit will extend the deadline for completing the Business Combination to October 30, 2025. For each subsequent monthly extension approved by the Board after September 30, 2025, an additional deposit equal to the initial one will further extend the deadline by one month, up to the Charter Extension Date.

The Current Charter, currently provides that the Company had up until September 30, 2025 (the “Termination Date”) to complete its Business Combination. The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to redeem the Company’s Class A Common Stock issued as part of the units sold in the Company’s initial public offering (the “Public Stock”) and dissolve and liquidate in accordance with the Delaware General Corporation Law (“DGCL”) and the Current Charter.

The Company reserves the right at any time to cancel the Annual Meeting and not to submit to its stockholders the Extension Amendment Proposal and not implement the Charter Extension. In the event the Annual Meeting is cancelled, and a Business Combination is not consummated prior to the Termination Date, the Company will, promptly following the Termination Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Current Charter.

The Company believes that it is advisable and in the best interests of the Company’s stockholders that the stockholders approve the Proposals. After careful consideration of all relevant factors, the Board has determined that the Proposals are advisable and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Ratification Proposal, and “FOR” the Adjournment Proposal.

As contemplated by the Current Charter, the holders of shares of Public Stock issued as part of the units sold in the Company’s initial public offering may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Company’s initial public offering (the “IPO”) and the concurrent sale of private placement units (the “Private Placement Units”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the amendment to the Current Charter (the “Charter Amendment”) is filed, holders of Public Stock remaining after the Redemption will retain their right to have their Public Stock redeemed in connection with a Business Combination.

On [          ], 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[      ] (which is expected to be the same approximate amount two business days prior to the Annual Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[        ] as of September [    ], 2025 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding shares of Public Stock. The redemption price per share may increase between [            ], 2025 and the date that is two business days prior to the Annual Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date. The closing price of the Public Stock on [          ], 2025, the most recent practicable date prior to the date of this proxy statement, was $[      ] per share. If the closing price of the Public Stock was to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[      ] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its Public Stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

The approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is not approved and a Business Combination is not completed, in each case on or before the Termination Date, the Company will, promptly following the Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event of our winding up.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND) SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Ratification Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present by telephone dial-in and entitled to vote thereon at the Annual Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present by telephone dial-in and entitled to vote thereon at the Annual Meeting. The Adjournment Proposal will be put forth for a vote if there are insufficient shares of Common Stock present at the Annual Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Ratification Proposal at the Annual Meeting, or for any other reasons as determined by the Company’s board of directors (the “Board”), in its sole discretion.

Record holders of Common Stock at the close of business on [        ], 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Annual Meeting. On the Record Date, there were [4,449,116] shares of Common Stock issued and outstanding, consisting of [2,329,616] issued and outstanding shares of Public Stock, [1,725,000] shares initially issued to the Sponsor (the “Founder Shares”), [394,500] shares of Private Placement Stock underlying the Private Placement Units (the “Private Placement “Stock,” together with the Founder Shares, the “Private Shares”) and 1 issued and outstanding share of Class B Common Stock (with [2,119,499] Private Shares and 1 share of Class B Common Stock held by the Sponsor). The Company’s rights do not have voting rights.

The Sponsor intends to vote all of its Common Stock in favor of the Proposals being presented at the Annual Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Annual Meeting. As of the date of the accompanying proxy statement, the Sponsor beneficially owned and was entitled to vote approximately [47.11]% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least [130,059] shares of Common Stock (or approximately [5.46]% of the shares of Common Stock held by holders other than the Sponsor), (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least [5.46] shares of Common Stock (or approximately [      ]% of the shares of Common Stock held by holders other than the Sponsor), (iii) approval of the Ratification Proposal will require the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting, and (iv) approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting.

The accompanying proxy statement contains important information about the Annual Meeting, the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated [        ], 2025 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Trailblazer Merger Corporation I
/s/ Arie Rabinowitz
Arie Rabinowitz
Chief Executive Officer
[ ], 2025

i

TRAILBLAZER MERGER CORPORATION I
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER [    ], 2025

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Trailblazer Merger Corporation I, a Delaware corporation (“the Company”) with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the possibility that we may be unable to obtain the requisite stockholder approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal, and the Adjournment Proposal, each as defined and described below;

•        the Company’s ability to complete a Business Combination (as defined below);

•        the anticipated benefits of a Business Combination;

•        the volatility of the market price and liquidity of the Public Stock (as defined below) and other securities of the Company; and

•        the use of funds not held in the Trust Account (as defined below) or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2023 (File No. 333-265914), as amended, and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2023 (File No. 333-265914), as amended, and in the other reports we file with the SEC. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete a Business Combination with a U.S. target company since such Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

It is possible that non-U.S. persons could be involved in the Business Combination, which may increase the risk that the Business Combination becomes subject to regulatory review, including review by the CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. If the Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination with a U.S. business falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination or order the Company to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent the Company from pursuing certain Business Combination opportunities that it believes would otherwise be beneficial to it and its stockholders. As a result, the pool of potential targets with which the Company could complete the Business Combination may be limited and the Company may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete the Business Combination. If the Company cannot complete the Business Combination because the transaction is still under review or because the Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. If the Company liquidates, the Company’s public stockholders may only receive their pro rate portion of the funds in the Trust Account that are available for distribution to public stockholders. This would cause public stockholders to lose the investment opportunity in a target company and the chance of realizing future gains on their investment through any price appreciation in the combined company.

There are no assurances that the Charter Extension will enable us to complete a Business Combination.

Approving the Charter Extension (as defined below) involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Charter Extension Date (as defined below), if applicable. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control, including the ability to reach agreement on the definitive terms of a Business Combination. If the Charter Extension is approved and the Company determines that it is in the best interest of its stockholders to pursue a Business Combination, the Company expects to seek stockholder approval of such Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Charter Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be subject to the 1% excise tax included in the Inflation Reduction Act of 2022, which may decrease the value of our securities following our initial business combination and hinder our ability to consummate an initial business combination.

The Inflation Reduction Act of 2022, which, among other things, imposes a 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022 (the “Excise Tax”), subject to certain exceptions. If applicable, the amount of the Excise Tax is generally 1% of the aggregate fair market value of any stock repurchased by the corporation during a taxable year, net of the aggregate fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. The Biden administration has proposed increasing the Excise Tax rate from 1% to 4%; however, it is unclear whether such a change will be enacted and, if enacted, how soon it could take effect.

Because we are a Delaware corporation and our securities are trading on The Nasdaq Stock Market LLC (“Nasdaq”), we could be subject to the Excise Tax with respect to any redemptions (including redemptions in connection with an extension vote or the initial Business Combination). Whether and to what extent we would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension vote or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of final regulations and other guidance from the U.S. Department of the Treasury (“Treasury”). On June 28, 2024, the Treasury finalized certain of the proposed regulations (those relating to procedures for reporting and paying the Excise Tax). The remaining regulations (largely relating to the computation of the Excise Tax) remain in proposed form. The Treasury intends to finalize these proposed regulations at a later date and, until such time, taxpayers may continue to rely on the proposed regulations.

Any Excise Tax that becomes payable as a result of any redemptions of our ordinary shares (or other shares into which such ordinary shares may be converted) would be payable by us and not by the redeeming holder. To the extent such taxes are applicable, the amount of cash available to pay redemptions or to transfer to the target business in connection with our initial Business Combination may be reduced, which could result in our inability to meet conditions in the agreement relating to our initial Business Combination related to a minimum cash requirement, if any, or otherwise result in the shareholders of the combined company (including any of our stockholders who do not exercise their redemption rights in connection with the initial Business Combination) to economically bear the impact of such Excise Tax. Consequently, the Excise Tax may make a transaction with us less appealing to potential Business Combination targets. Finally, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of a Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate a Business Combination.

The Sponsor represents in the aggregate approximately [47.11]% of our voting power, and it has indicated it intends to vote in favor of the Extension Amendment Proposal.

The Sponsor is expected to vote any Common Stock owned by it in favor of the Extension Amendment Proposal and the other Proposals. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 2,119,499 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and 1 share of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), representing approximately [47.11]% of the voting power of the Company. The Extension Amendment Proposal (as defined below) must be approved by the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

In the event the Extension Amendment Proposal is approved and we amend our Current Charter (as defined below), Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Stock”) and rights are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A Common Stock include, among other things, the requirement to maintain at least 400 public holders and at least 1,100,000 publicly held shares. Pursuant to the terms of the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”), in the event the Extension Amendment Proposal is approved and the Current Charter is amended, Public Stockholders may elect to redeem their shares of Public Stock and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our rights will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock or Rights will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our Public Stock in connection with the amendment of our Current Charter pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage;

•        a decreased ability to complete a business combination; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock and rights qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If we are deemed to be an investment company under Section 3(a)(1)(A) of the Investment Company Act of 1940 (the “Investment Company Act”), our activities would be severely restricted.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. Even prior to the 24-month anniversary of the effective date of the registration statement in connection with our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, following and even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company under Section 3(a)(1)(A) of the Investment Company Act, in which case we may be required to liquidate the Company. The risk of being deemed subject to the Investment Company Act may increase the longer the Company holds securities (i.e., the longer past two years the securities are held), and also may increase to the extent the funds in the Trust Account are not held in cash. Accordingly, we may determine, in our discretion, to transfer the investments held in the Trust Account at any time and instead hold all funds in the Trust Account in interest-bearing accounts, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company. If we are required to liquidate, our stockholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a Business Combination. Additionally, if we are required to liquidate, there will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Annual Meeting (as defined below) and the proposals to be presented at the Annual Meeting. The following questions and answers do not include all the information that is important to Company stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Annual Meeting and the voting procedures for the Annual Meeting, which will be held on September [    ], 2025, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Annual Meeting”). You can participate in the meeting, vote, and submit questions via teleconference using the following dial-in information:

1 (877) 853-5257 (toll-free)
1 (888) 475-4499 (toll-free)
Meeting ID: [    ]
Passcode: [    ]
Outside of the U.S. and Canada:
at numbers in the link below:

[    ]

Q:     Why am I receiving this proxy statement?

A:     Without the Charter Extension (as defined below), the Company believes that the Company will not, despite its best efforts, be able to complete its Business Combination on or before September 30, 2025. The Company believes that it is advisable and in the best interests of the Company’s stockholders to continue the Company’s existence up until [date] in order to allow the Company additional time to complete a Business Combination and is therefore holding this Annual Meeting.

The Company is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”).

On March 31, 2023, the Company consummated the IPO of 6,000,000 units (the “Units”). Each Unit consisted of one share of Class A common stock, $0.0001 par value (“Common Stock” or “Public Stock”) and one right (“Right”) to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. The Company granted the underwriters a 45-day option to purchase up to 900,000 additional Units to cover over-allotments, if any, which the underwriters exercised in full simultaneously with the consummation of the IPO. The total aggregate issuance by the Company of 6,900,000 Units at a price of $10.00 per unit resulted in a total gross proceeds of $69,000,000.

Simultaneously with the closing of the IPO, the Company consummated the Private Placement with Trailblazer Sponsor Group, LLC, a Delaware limited liability company (the “Sponsor”)of 394,500 units (the “Private Placement Units”), generating total proceeds of $3,945,000.

Of the gross proceeds received from the consummation of the IPO, the gross proceeds received from the consummation of the fully exercised over-allotment option and the simultaneous private placement of Units on the initial closing date, $70,380,000 was placed in the trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trustee”).

On February 29, 2024, the board of directors approved the exercise by the Company of the automatic extension of the time the Company has to complete a business combination by an additional three months. Pursuant to the terms of the Current Charter and the trust agreement entered into between the Company and the Trustee in connection with the Initial Public Offering, in order for the time available for the Company to consummate a Business Combination to be extended, the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable deadline, must deposit into the trust account $690,000 in full, (or $0.10 per share) for each extension, on or prior to the date of the applicable deadline. On March 28, 2024, the Sponsor deposited an extension payment of $690,000 into the Company’s Trust Account in order to extend the date by which the

Company has to consummate a business combination from March 31, 2024 to June 30, 2024. On June 27, 2024, the Sponsor deposited an extension payment of $690,000 into the Company’s Trust Account in order to extend the date by which the Company has to consummate a business combination from June 30, 2024 to September 30, 2024.

Through December 31, 2024, the Sponsor deposited a total of $1,713,146 (the “Extension Payment”) into the Company’s Trust Account in order to extend the date by which the Company has to consummate a business combination from March 31, 2024 to January 31, 2025.

On February 4, 2025, the Sponsor deposited $83,287 into the Company’s Trust Account to extend the Termination Date from January 31, 2025 to February 28, 2025. On February 27, 2025, the Sponsor deposited $83,287 into the Company’s Trust Account to extend the Termination Date from February 28, 2025 to March 31, 2025.

The Extension Payment was loaned as a draw down pursuant to a non-interest bearing unsecured promissory note the Company issued to the Sponsor on May 17, 2022, pursuant to which the Company was able borrow up to an aggregate principal amount of $300,000 (the “Note”). On January 20, 2023, the maximum amount available under the Note was amended and increased to $400,000. As of March 31, 2023, both the Company and the Sponsor mutually agreed to extend the maturity date of the original Note. On March 27, 2024, the maximum amount available under the Note was, further, amended and increased to $1,090,000. On June 25, 2024, the maximum amount available under the Note was further amended and increased to $1,780,000. On September 16, 2024, the maximum amount available under the Note was further amended and increased to $1,980,000. On September 30, 2024, the maximum amount available under the Note was further amended and increased to $2,280,000. On November 29, 2024, the maximum amount available under the Note was further amended and increased to $2,780,000. On February 21, 2025, the maximum amount available under the Note was further amended and increased to $3,530,000 and the maturity was extended to the earlier of (i) the close of the Company’s initial business combination or (ii) May 31, 2025.

On March 24, 2025, the Note was amended and restated in its entirety, in order to provide, among other things, (1) that the maturity date of the Note is May 31, 2025; provided, however, that if Trailblazer completes an initial business combination, the Note shall be extended for an additional eighteen (18) months from the closing of the initial business combination, (2) for certain post-business combination transaction participation rights for the Sponsor as well as most favored nation rights for the Sponsor with respect to certain post business combination transactions and (3) for equal monthly payments of $125,000 due commencing on the first business day of the calendar month following the month in which Trailblazer closes its initial business combination.

As approved by its stockholders at the Annual Meeting of stockholders held on September 26, 2024, the Company filed an amendment to its Charter with the Delaware Secretary of State on September 27, 2024, and also amended its investment management trust agreement, to (a) modify the terms and extend the date by which the Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from September 30, 2024 to September 30, 2025, or such earlier date as determined by the Board in its sole discretion, unless the closing of a business combination shall have occurred prior thereto; and (b) to remove the provision which permitted the withdrawal of $100,000 from the trust account of the Company in order to pay dissolution expenses. For each monthly extension approved by the Board, the monthly payment required to be deposited into the Trust Account to extend the Termination Date by one month should be the lesser of (i) $0.035 for each outstanding share of Public Stock after giving effect to the redemption, and (ii) $100,000.

In connection with the stockholders’ vote at the Annual Meeting, 4,520,384 shares were tendered for redemption.

On October 9, 2024, $49,774,936, or approximately $11.01 redemption price per share, was withdrawn from the Trust Account to pay the redeeming holders and the 4,520,384 shares of the Company’s Class A common stock that were redeemed were cancelled.

Through March 31, 2025, the Sponsor deposited a total of $1,879,719 into the Company’s Trust Account in order to extend the date by which the Company has to consummate a business combination from March 31, 2024 to March 31, 2025. The payment was loaned as a draw down pursuant to an unsecured promissory note the Company issued to the Sponsor.

On April 1, 2025, the Sponsor deposited $83,287 into the Company’s Trust Account to extend the Termination Date from March 31, 2025 to April 30, 2025. On May 2, 2025, the Sponsor deposited $83,287 into the Company’s Trust Account to extend the Termination Date from April 30, 2025 to May 31, 2025.

On May 29, 2025, the Company entered into an amendment the Note, pursuant to which (i) the maximum amount available to borrow under the Note was further increased by an additional $500,000 to $4,030,000 and (ii) the maturity date of the Note was amended to be the earlier of July 30, 2025 or the closing of the Company’s initial business combination.

The Company has funded the extension that had previously been approved by the Board by depositing $83,286.56 into the Trust Account, thereby extending the time available to the Company to consummate its initial business combination from May 31, 2025 to June 30, 2025.

The Company has funded the extension that had previously been approved by the Board by depositing $83,286.56 into the Trust Account, thereby extending the time available to the Company to consummate its initial business combination from June 30, 2025 to July 31, 2025.

On July 29, 2025, the Company entered into a Second Amended and Restated Promissory Note with the Sponsor, pursuant to which (i) the maturity date of the Note was amended to be the later of September 15, 2025 or the closing of the Company’s initial business combination and (ii) the outstanding principal balance of the Note will be converted into preferred stock of the Corporation at the closing of the initial business Combination.

The Company has funded the extension that had previously been approved by the Board by depositing $83,286.56 into the Trust Account, thereby extending the time available to the Company to consummate its initial business combination from July 31, 2025 to August 31, 2025.

As of [    ], 2025, we had marketable securities held in the Trust Account of $[    ] consisting of money market funds which are invested primarily in U.S. Treasury securities. Interest income on the balance in the Trust Account may be used by us to pay taxes. As of June 30, 2025, the Company had cash of $[    ] not held in the Trust Account and available for working capital purposes.

Like most blank check companies, the Current Charter provides for the return of the IPO proceeds held in trust to the holders of shares of Public Stock if there is no qualifying business combination(s) consummated on or before September 30, 2025 (the “Termination Date”).

On July 22, 2024, the Company entered into a merger agreement, by and among the Company, Trailblazer Merger Sub, Ltd., an Israeli company and a direct, wholly owned subsidiary of the Company (“Merger Sub”), Trailblazer Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Holdings”), and Cyabra Strategy Ltd., a private company organized in Israel (“Cyabra”) (as it may be amended and/or restated from time to time, the “Merger Agreement”) pursuant to which the Company shall merge with and into Holdings and Holdings shall be the survivor of such merger (the “Parent Merger”) and (b) Merger Sub shall merge with and into Cyabra, with Cyabra being the surviving entity (the “Merger”), following which Merger Sub will cease to exist and Cyabra will become a wholly owned subsidiary of the Company and the Company will be renamed “Cyabra, Inc.”.

Cyabra protects companies and the public sector by exposing malicious actors, disinformation, bot networks, and GenAI content, helping to disrupt online threats and mitigate fake campaigns.

Q:     When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on September [    ], 2025, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

1 (877) 853-5257 (toll-free)
1 (888) 475-4499 (toll-free)
Meeting ID: [    ]
Passcode: [    ]
Outside of the U.S. and Canada:
at numbers in the link below:

[    ]

Q:     How do I vote?

A:     If you were a holder of record of shares of Common Stock on August [    ], 2025 (the “Record Date”), you may vote with respect to the proposals via teleconferencing, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [    ], 2025.

Voting by Telephone Dial-in.    You may attend and vote at the Annual Meeting via teleconference using the following dial-in information:

1 (877) 853-5257 (toll-free)

1 (888) 475-4499 (toll-free)

Meeting ID: [    ]

Passcode: [    ]

Outside of the U.S. and Canada:

at numbers in the link below:

[    ]

Q:     What are the specific proposals on which I am being asked to vote at the Annual Meeting?

A:     The Company stockholders are being asked to consider and vote on the following proposals (collectively, the “Proposals”):

1.      Proposal No. 1 — Extension Amendment Proposal — A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to extend the date (the “Termination Date”) by which the Company must consummate a Business Combination (as defined below) (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date up to six (6) times, each such extension for an additional one (1) month period, until [date] (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Current Charter (the “Extension Amendment”) is set forth as Annex A to the accompanying proxy statement;

2.      Proposal No. 2 — The Trust Amendment Proposal — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of March 28, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which the Company must consummate a business combination up to six (6) times, each such extension for an additional one (1) month period, until [date] (the “Trust Amendment Proposal”);

3.      Proposal 3 — The Ratification Proposal — A proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2025 (the “Ratification Proposal”);

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) of the Company

represented at the Annual Meeting (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Ratification Proposal, or to adjourn the Annual Meeting to a later date or dates for any other reason as determined by the Board, in its sole discretion (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal”, “Proposal No. 3 — The Ratification Proposal”, and “Proposal No. 4 — The Adjournment Proposal”.

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal, and the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these Proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Annual Meeting of the Company Stockholders — Votes Required for Approval” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Stock in connection with the Annual Meeting, then, provided that you are a stockholder on the record date for the stockholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your Public Stock for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

Q:     Are the proposals conditioned on one another?

A:     The approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Charter Extension is implemented and one or more Company stockholders elect to redeem their Public Stock pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, if any, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Stock in connection with a Business Combination.

The Trust Amendment Proposal is conditional on the adoption of the Extension Amendment Proposal.

The Ratification Proposal is not conditioned on any other Proposal.

The Adjournment Proposal is conditional on the Company not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Annual Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal is approved at the Annual Meeting, the Adjournment Proposal will not be presented.

Q:     Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal?

A:     The Company’s Amended and Restated Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the holders of Public Stock sold in the IPO if there is no qualifying business combination consummated on or before the Original Termination Date. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a Business Combination.

The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination.

On July 22, 2024, the Company entered into a merger agreement, by and among the Company, Trailblazer Merger Sub, Ltd., an Israeli company and a direct, wholly owned subsidiary of the Company (“Merger Sub”), Trailblazer Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Holdings”), and Cyabra Strategy Ltd., a private company organized in Israel (“Cyabra”) (as it may be amended and/or restated from time to time, the “Merger Agreement”) pursuant to which the Company shall merge with and into Holdings and Holdings shall be the survivor of such merger (the “Parent Merger”) and (b) Merger Sub shall merge with and into Cyabra, with Cyabra being the surviving entity (the “Merger”), following which Merger Sub will cease to exist and Cyabra will become a wholly owned subsidiary of the Company and the Company will be renamed “Cyabra, Inc.”.

Cyabra protects companies and the public sector by exposing malicious actors, disinformation, bot networks, and GenAI content, helping to disrupt online threats and mitigate fake campaigns.

Without the Charter Extension, the Company believes that it will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

If the Extension Amendment Proposal is not approved by the Company’s stockholders, or if the Board, in its sole discretion, determines for any other reasons as it sees fit, the Company may put the Adjournment Proposal to a vote. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient shares of Common Stock represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Ratification Proposal.

The Company reserves the right at any time to cancel the Annual Meeting and not to submit to its stockholders the Extension Amendment Proposal and not implement the Charter Extension. In the event the Annual Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, the Company will, promptly following the Original Termination Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

Q:     Why is the Company proposing the Ratification Proposal?

A:     The Company is proposing the Ratification Proposal because the Company appointed Marcum LLP to serve as the Company’s independent auditors for the 2025 fiscal year. The Company elects to have its stockholders ratify such appointment.

Q:     What constitutes a quorum?

A:     A quorum of our stockholders is necessary to hold a valid meeting. The presence, through telephone or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor beneficially owns and is entitled to vote approximately [47.11]% of the issued and outstanding shares of Common Stock and such shares will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional [130,059] shares of Common Stock held by public stockholders would be required to be present at the Annual Meeting to achieve a quorum. Because the Ratification Proposal is “routine” matter, banks, brokers and other nominees will have authority to vote on any proposals unless instructed. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Q:     What vote is required to approve the proposals presented at the Annual Meeting?

A:     Approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting.

Q:     How will the Sponsor vote?

A:     The Sponsor intends to vote any Common Stock over which it has voting control in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal, and the Adjournment Proposal. The Sponsor is not entitled to redeem any Common Stock held by it in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owns and is entitled to vote approximately 2,119,500 of the issued and outstanding shares of Common Stock, representing approximately [47.11]% of the Company’s issued and outstanding shares of Common Stock.

In addition, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Stock from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Annual Meeting, or elect to redeem, or indicate an intention to redeem, Public Stock), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Stock, or (iii) execute agreements to purchase such Public Stock from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Stock in privately negotiated transactions or in the open market prior to the Annual Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Annual Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase Public Stock from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Stock so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Stock in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Stock at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Stock in favor of approving the Extension Amendment Proposal; and (c) would waive any redemption rights with respect to the Public Stock so purchased. None of the funds held in the Trust Account will be used to purchase Public Stock in such transactions.

Q:     Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

A:     The Company believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company must complete a Business Combination until the Charter Extension Date.

The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for a period of additional time to consummate a Business Combination.

Without the Charter Extension and the Trust Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

Q:     Why should I vote “FOR” the Ratification Proposal?

A:     The Board believes the ratification of Marcum as the Company’s auditors is in the best interests of the Company and its stockholders.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Annual Meeting to a later date or dates to approve the Extension Amendment Proposal, the Trust Amendment Proposal, or the Ratification Proposal.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Annual Meeting through telephone or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal, or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal, or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Annual Meeting through telephone or by proxy, or if you do attend the Annual Meeting through telephone or by proxy but you “ABSTAIN” or otherwise fail to vote at the Annual Meeting, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your Common Stock which are not voted at the Annual Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Annual Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the Ratification Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Proposals or for any other reasons that the Board deems proper, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension and Trust Amendment.

If the Extension Amendment Proposal is not approved at the Annual Meeting or at any adjournment thereof and a Business Combination is not completed, in each case on or before the Original Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, the Company will, promptly following the Original Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes divided by the total number of Public Stock then outstanding.

The Sponsor waived its right to participate in any liquidation distribution with respect to the 2,119,500 shares of Common Stock beneficially owned by the Sponsor. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:     Is my vote for or against the Extension Amendment Proposal sufficient to request redemption of my shares or do I need to request that my shares be redeemed separately?

A:     No. The process to have your shares redeemed in connection with the Extension Amendment Proposal is separate from your vote. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to have your shares redeemed if the Charter Extension is implemented. However, your vote is not sufficient by itself to request redemption and you will need to submit a redemption request for your shares if you wish to have your shares redeemed.

Q:     What amount will holders receive if they redeem upon consummation of the Business Combination or upon the applicable Termination Date if the Extension Proposal is approved?

A:     If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the Annual Meeting, the Lender or its designee shall make a deposit into the Trust Account in an amount equal to the lesser of (i) $0.015 for each outstanding share of Public Stock (as defined below) after giving effect to the Redemption (as defined below), and (ii) $100,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The initial deposit will extend the deadline for completing the Business Combination to October 30, 2025. For each subsequent monthly extension approved by the Board after September 30, 2025, an additional deposit equal to the initial one will further extend the deadline by one month, up to the Charter Extension Date.

If the Extension Amendment Proposal is approved, the Company’s Public Stockholders will retain their right to have their Public Stock redeemed in connection with a Business Combination, or upon the Charter Extension Date, as applicable, subject to any limitations set forth in the Certificate of Incorporation, as amended by the Charter Amendment.

If the Extension Amendment Proposal is approved and the Company does not complete a Business Combination by the Charter Extension Date, then as contemplated by and in accordance with the Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, and such redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Q:     Am I being asked to vote on a Business Combination at this Annual Meeting?

A:     No. You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Stock at this Annual Meeting, then, provided that you are a stockholder on the Record Date for the Annual Meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to stockholders and will retain the right to redeem your Public Stock for cash in connection with a Business Combination or liquidation.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”).

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Stockholders may send a later-dated, signed proxy card to Trailblazer Merger Corporation I, at 510 Madison Avenue Suite 1401, New York, NY 10022, so that it is received by the Company prior to the vote at the Annual Meeting (which is scheduled to take place on September [    ], 2025) or attend the Annual Meeting and vote through telephone participation. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Annual Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any. The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Approval of the Trust Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. The approval of the Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting.

Stockholders who attend the Annual Meeting, either through telephone or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Annual Meeting. The presence, through telephone or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting.

With respect to the Extension Amendment Proposal and Trust Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposals. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal. Any broker non-votes received on the Extension Amendment Proposal or Trust Amendment Proposal will have the same effect as a vote against the Extension Amendment Proposal or Trust Amendment Proposal.

The vote on the Ratification Proposal is a “routine” matter, brokers will be permitted to exercise discretionary voting on this proposal. Any broker non-votes received on the Ratification Proposal will not affect the outcome of the vote on the Ratification Proposal.

With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal. Any broker non-votes received on the Adjournment Proposal will not affect the outcome of the vote on the Adjournment Proposal.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the Nasdaq Stock Market (“NASDAQ”), which governs brokers, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that NASDAQ determines to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, the Trust Amendment Proposal, and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. The Ratification Proposal is a routine matter and therefore brokers are permitted to exercise their voting discretion with respect to the Ratification Proposal.

If you are a Company stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal at the Annual Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide. If your broker does not vote, it will have the same effect as if you voted against the Extension Amendment Proposal and the Trust Amendment Proposal, and no effect on the vote on the Adjournment Proposal. The Ratification Proposal is a routine proposal and your broker may vote your uninstructed shares.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, The Ratification Proposal, and the Adjournment Proposal?

A:     Yes.

After careful consideration of the terms and conditions of the Extension Amendment Proposal the Board has determined that the Extension Amendment Proposal is advisable and in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal.

The Board has also determined that the Trust Amendment Proposal is advisable and in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” the Trust Amendment Proposal, if presented.

The Board has also determined that the Ratification Proposal is advisable and in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” the Ratification Proposal, if presented.

The Board has also determined that the Adjournment Proposal is advisable and in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” the Adjournment Proposal, if presented.

Q:     What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights if I object to the Proposals?

A:     No. There are no appraisal rights available to the Company’s stockholders in connection with the Proposals.

Q:     If I am a Public Right (defined below) holder, can I exercise redemption rights with respect to my Public Rights?

A:     No. The holders of public rights issued in connection with the IPO (the “Public Rights”) have no redemption rights with respect to such Public Rights.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Proposals presented in this proxy statement will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee, and determine if you desire to exercise redemption rights in connection with the Extension Amendment Proposal.

Q:     How do I exercise my redemption rights?

A:     If you are a holder of Common Stock and wish to exercise your right to have your Common Stock redeemed, you must:

I.       hold Common Stock;

II.     prior to 5:00 p.m., Eastern Time, on [    ], 2025 (two business days prior to the initially scheduled vote at the Annual Meeting) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Common Stock for cash and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

III.    deliver your shares of Common Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Common Stock will be entitled to request that their Common Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Annual Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes, divided by the number of then-outstanding shares of Common Stock. As of [    ], 2025, this would have amounted to approximately $[    ] per share of Public Stock.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which have priority over the redemption rights of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Common Stock will be distributed promptly after the Annual Meeting.

Any request for redemption, once made by a holder of Common Stock, may be withdrawn at any time until the deadline for exercising redemption requests, unless approved by the Board. If you tender or deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for redemption will be honored unless the holder’s shares have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on [    ], 2025 (two business days prior to the initially scheduled date of the Annual Meeting).

If a holder of Common Stock properly makes a request for redemption and the Common Stock is tendered or delivered as described above, then, the Company will, subject to the availability of lawful funds, redeem Common Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Annual Meeting. If you are a holder of Common Stock and you exercise your redemption rights, it will not result in the loss of any Public Rights that you may hold.

If the Annual Meeting is abandoned for any reason, then holders of Public Stock shall not have the right to redeem their Public Stock at this time.

Q:     What should I do if I receive more than one set of voting materials for the Annual Meeting?

A:     You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:     The Company will pay the cost of soliciting proxies for the Annual Meeting. The Company has engaged Advantage Proxy, Inc. (“API”) to assist in the solicitation of proxies for the Annual Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Common Stock and you intend to seek redemption of your shares, you will need to tender or deliver your shares of Common Stock (and share certificate (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [    ], 2025 (two business days prior to the date of the Annual Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

ANNUAL MEETING OF THE COMPANY STOCKHOLDERS

This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the annual meeting of Company stockholders to be held on September [    ], 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [    ], 2025 to all stockholders of record of the Company as of the Record Date for the Annual Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Annual Meeting.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held on September [    ], 2025, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

1 (877) 853-5257 (toll-free)
1 (888) 475-4499 (toll-free)
Meeting ID: [    ]
Passcode: [    ]
Outside of the U.S. and Canada:
at numbers in the link below:

https://loeb.zoom.us[    ]

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Annual Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

The Proposals at the Annual Meeting

At the Annual Meeting, the Company stockholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — A proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date up to six (6) times by one month each time from September 30, 2025 to [date] (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Extension Amendment”) is set forth in Annex A to the accompanying proxy statement;

2.      Proposal No. 2 — The Trust Amendment Proposal — A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated as of March 28, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which the Company must consummate a business combination up to six (6) times, each such extension for an additional one (1) month period, until [date] (the “Trust Amendment Proposal”);

3.      Proposal 3 — The Ratification Proposal — A proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2025 (the “Ratification Proposal”);

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) in the capital of the Company represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Ratification Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Annual Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make an initial deposit into the Trust Account (as defined below) in an amount equal to the lesser of (i) $0.015 for each outstanding share of Public Stock (as defined below) after giving effect to the Redemption (as defined below), and (ii) $100,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The initial deposit will extend the deadline for completing the Business Combination to October 30, 2025. For each subsequent monthly extension approved by the Board after September 30, 2025, an additional deposit equal to the initial one will further extend the deadline by one month, up to the Charter Extension Date.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned Common Stock at the close of business on [    ], 2025, which is the Record Date for the Annual Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were [    ] issued and outstanding shares of Common Stock, of which there were [    ] issued and outstanding shares of Public Stock, 2,119,500 Private Shares which are all held by the Sponsor).

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, through telephone or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who beneficially owns and is entitled to vote approximately [47.11]% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Annual Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and no effect on the approval of the Ratification Proposal or the Adjournment Proposal.

Under NASDAQ rules, which governs brokers, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “discretionary” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “discretionary” proposals to be voted on at a meeting of stockholders or has received instructions as to how to vote on some but not all of the “non-routine” proposals, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-discretionary” matter.

The Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Annual Meeting without your instruction. The Ratification Proposal is a routine matter and therefore brokers are permitted to exercise their voting discretion with respect to the Ratification Proposal.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

Approval of the Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting.

The Sponsor intends to vote all of its Common Stock in favor of the proposals being presented at the Annual Meeting. As of the date of this proxy statement, the Sponsor beneficially owns and is entitled to vote approximately [47.11]% of the issued and outstanding shares of Common Stock.

The following table reflects the number of additional shares of Common Stock required to approve each proposal:

Proposal	Approval Standard	Number of Additional Shares of Common Stock Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	[130,059]	[130,059]
Trust Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	[130,059]	[130,059]
Ratification Proposal	Majority of Voted Stock	[0]	[130,059]
Adjournment Proposal	Majority of Voted Stock	[0]	[130,059]

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Annual Meeting, you may vote with respect to the proposals through telephone, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Annual Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on September [    ], 2025.

Voting by Telephone Dial-in.    You may attend and vote at the Annual Meeting via teleconference using the following dial-in information:

1 (877) 853-5257 (toll-free)
1 (888) 475-4499 (toll-free)
Meeting ID: [    ]
Passcode: [    ]
Outside of the U.S. and Canada:
at numbers in the link below:

https://loeb.zoom.us[    ]

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Annual Meeting or at the Annual Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify the Company’s Chief Executive Officer in writing Trailblazer Merger Corporation I, c/o 510 Madison Avenue Suite 1401, New York, NY 10022 before the Annual Meeting that you have revoked your proxy; or

•        you may attend the Annual Meeting, and vote through telephone, as indicated above.

No Additional Matters

The Annual Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal, and the Adjournment Proposal. Under the Bylaws of the Company (the “Bylaws”), other than procedural matters incident to the conduct of the Annual Meeting, no other matters may be considered at the Annual Meeting if they are not included in this proxy statement, which serves as the notice of the Annual Meeting.

Who Can Answer Your Questions about Voting

If you are a Company stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Karen Smith, our proxy solicitor, by calling (877) 870-8565 (toll-free), or by emailing ksmith@advantageproxy.com.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem, out of funds legally available therefor, their Common Stock for cash, regardless of whether they vote for or against, or whether they abstain from voting on the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds, any stockholder holding Common Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $[    ] per share of Public Stock as of [    ], 2025), calculated as of two business days prior to the Annual Meeting. If a holder properly seeks redemption as described in this section, the Company will, subject to funds being legally available therefor, redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual Meeting.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)     hold Common Stock;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Common Stock for cash, and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)   deliver your shares of Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [    ], 2025 (two business days prior to the initially scheduled Annual Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Trustee in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (as amended) (the “Exchange Act”)), will be restricted from redeeming its Common Stock with respect to more than an aggregate of 15% of the outstanding shares of Public Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding shares of Public Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of the Public Stock on [    ], 2025, the most recent practicable date prior to the date of this proxy statement, was $[    ] per share. The cash held in the Trust Account on such date was approximately $[    ] (including interest not previously released to the Company to pay its franchise and income taxes) (approximately $[    ] per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Public Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Annual Meeting.

The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to the Company’s stockholders in connection with the Proposals.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone attendance. The Company has engaged API to assist in the solicitation of proxies for the Annual Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay API a fee of $8,500, plus disbursements, reimburse API for its reasonable out-of-pocket expenses and indemnify API and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Certificate of Incorporation to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete a Business Combination.

The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination.

Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Stock, and dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

As contemplated by the Certificate of Incorporation, the holders of Public Stock may, subject to the availability of lawful funds, elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On         , 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $       (which is expected to be the same approximate amount two business days prior to the Annual Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $27,665,610 as of August 5, 2025 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Stock. The redemption price per share may increase between [        ], 2025 and the date that is two business days prior to the Annual Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date (less any amounts released to the Company to pay its franchise and income taxes between such dates). The closing price of the Common Stock on Nasdaq on [        ], 2025 was $[      ]. Accordingly, if the market price of the Common Stock were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[      ] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. The Company believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Certificate of Incorporation provides that the Company has until September 30, 2025 to complete a Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Certificate of Incorporation to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Stock with the right to seek redemption of their Public Stock in connection therewith. The Board has determined that it is advisable and in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination on or before September 30, 2025. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Stock, and dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Annual Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make an initial deposit into the Trust Account (as defined below) in an amount equal to the lesser of (i) $0.015 for each outstanding share of Public Stock (as defined below) after giving effect to the Redemption (as defined below), and (ii) $100,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. The initial deposit will extend the deadline for completing the Business Combination to October 30, 2025. For each subsequent monthly extension approved by the Board after September 30, 2025, an additional deposit equal to the initial one will further extend the deadline by one month, up to the Charter Extension Date.

If the Extension Amendment Proposal, the Trust Amendment Proposal, or Ratification Proposal are Not Approved

If there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, or the Ratification Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of such Proposals.

If the Extension Amendment Proposal is not approved, a Business Combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s rights, which may expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company shall file the Charter Amendment with the Delaware Secretary of State and the Charter Extension will become effective. The Company will then continue to attempt to consummate a Business Combination until the Charter Extension Date. The Company will remain a reporting company under the Exchange Act and its Common Stock and Public Rights will remain publicly traded during this time.

Interests of the Sponsor and the Company’s Directors and Officers

When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Extension Amendment Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that the Sponsor paid $3,945,000 for 394,500 private units at a purchase price of $10 per Private Placement Units comprised of Private Placement Stock and rights, with each share of Private Placement Stock being identical to the Public Stock, except that so long as they are held by the Sponsor or its permitted transferees, the Private Placement Stock (i) will not be redeemable by the Company, (ii) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s Business Combination, and (iii) are entitled to registration rights. If the Extension Amendment Proposal is not approved and the Company does not consummate a Business Combination by September 30, 2025, then a portion of the proceeds from the sale of the Private Placement Units will be part of the liquidating distribution to the Public Stockholders;

•        the fact that the Sponsor has invested in the Company an aggregate of $[5,950,000], comprised of the $25,000 purchase price for 1,725,000 shares of Common Stock, the $3,945,000 purchase price for 394,500 Private Placement Units, the $[1,980,000] outstanding under loans made by the Sponsor and its affiliates to the Company. Assuming a trading price of $[      ] per share of Common Stock and $[      ] per Public Right (based upon the respective closing prices of the Common Stock and the Public Rights on Nasdaq on [        ], 2025), the 1,725,000 shares of Common Stock and the 394,500 shares of Private Placement Units would have an implied aggregate market value of approximately $[        ]. Even if the trading price of the shares of Common Stock were as low as $[      ] per share, the aggregate market value of the Common Stock alone would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if a Business Combination is completed, the Sponsor (and certain of the Company’s directors who are members of the Sponsor) is likely to be able to make a substantial profit on its investment in the Company at a time when the Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before September 30, 2025, the Sponsor will lose its entire investment in the Company;

•        the fact that the Sponsor has agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by September 30, 2025;

•        the indemnification of the Company’s existing officers and directors and the liability insurance maintained by the Company;

•        the fact that the Sponsor will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by September 30, 2025; and

•        the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per share of Public Stock and (ii) the actual amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem, out of funds lawfully available therefor, their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds, any stockholder holding Common Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $[        ] per share as of [        ], 2025), calculated as of two business days prior to the Annual Meeting. If a holder properly seeks redemption as described in this section, the Company will, subject to sufficient lawful funds being available, redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Annual Meeting.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)     hold Common Stock;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Common Stock for cash, and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)   deliver your shares of Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [        ], 2025 (two business days prior to the initially scheduled Annual Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Trustee in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Common Stock with respect to more than an aggregate of 15% of the outstanding shares of Public Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding shares of Public Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of the Public Stock on [        ], 2025, the most recent practicable date prior to the date of this proxy statement, was $[      ] per share. The cash held in the Trust Account on such date was approximately $[        ] (including interest not previously released to the Company to pay its franchise and income taxes) (approximately $[        ] per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Public Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Annual Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Extension Amendment Proposal. Broker non-votes, if any, will also have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

As of the date of this proxy statement, the Sponsor intends to vote all Common Stock owned by it in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor beneficially owns and is entitled to vote approximately [47.11]% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor, approval of the Extension Amendment Proposal will require the affirmative vote of at least [2,390,252] shares of Common Stock (or approximately [26.5]% of the shares of Common Stock held by holders other than the Sponsor).

Recommendation of the Board

BOARD RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE
“FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of March 28, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the time to complete an Initial Business Combination (the “Business Combination Period”) up to six (6) times on a month-to-month basis (each an “Extension”), each such extension for an additional one-month period, to [date] (the “Trust Amendment”), by depositing into the Trust Account equal to the lesser of (i) $0.015 for each outstanding share of Public Stock (as defined below) after giving effect to the Redemption (as defined below), and (ii) $100,000, (the “Extension Payment”) for each one-month Extension. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from September 30, 2025 up to six (6) times, each such Extension for an additional one-month period, until [date] (i.e., [    ] months from the consummation of the IPO), provided that each Extension Payment is deposited into the Trust Account prior to the date of the monthly applicable deadline.

The Company’s current Charter and Trust Agreement provide that the Company has until September 30, 2025 to complete an Initial Business Combination.

The Company and its Board have determined that there will not be sufficient time before September 30, 2025 (its current termination date) to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, the Initial Business Combination. However, management believes that it can close the Initial Business Combination before [          ] or earlier. Under the circumstances, the Sponsor will pay the extension amount for each proposed one-month extension on an as-needed basis, up to six (6) times for each one-month extension. After consultation with the Company’s Sponsor, the Company’s management has reason to believe that, if the Extension Amendment Proposal and Trust Amendment Proposal are approved, and assuming no shares of Common Stock are redeemed, the Sponsor will make a [$100,000] Contribution into the Trust Account as each Extension Payment, upon five days’ advance notice prior to the applicable deadline from the Sponsor to the Company, and extend the Combination Period for an additional one-month period each time until [date], as needed. Each Contribution will be deposited in the Trust Account on or about the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made within three (3) business days of the approval of the Trust Amendment Proposal. The Contribution(s) will bear no interest. The Contributions will be lost by the Sponsor if the Company is unable to consummate an Initial Business Combination except to the extent of any funds held outside of the Trust Account.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an Initial Business Combination by September 30, 2025, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Initial Business Combination or in connection with our liquidation if we do not complete an Initial Business Combination by the Charter Extension Date. The Company will then continue to attempt to consummate an Initial Business Combination until the Charter Extension Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an Initial Business Combination by the Charter Extension Date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Stock in connection with the Annual Meeting, you will retain the right to vote on an Initial Business Combination when it is submitted to stockholders and the right to redeem your Public Stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation of the Board

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL 3 — THE RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT AUDITORS PROPOSAL

The Audit Committee appointed Marcum LLP as independent auditors for the fiscal year ended December 31, 2025.

In the event the stockholders fail to ratify the selection of Marcum LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Auditors

During the fiscal year ended December 31, 2024, the firm of Marcum LLP, has acted as our principal independent registered public accounting firm. The following is a summary of fees paid or to be paid to Marcum LLP for services rendered.

Audit Fees.    Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 8-K for the respective periods and other required filings with the SEC totaled $[228,145] and $[146,775] for the year ended December 31, 2024 and 2023, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for any audit-related fees for the years ended December 31, 2024 and 2023.

Tax Fees.    We did not pay Marcum for tax return services, planning and tax advice for the years ended December 31, 2024 and 2023.

All Other Fees.    We did not pay Marcum for any other services for the years ended December 31, 2024 and 2023.

Pre-Approval of Services

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

This Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Ratification Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Annual Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Common Stock represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Ratification Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Annual Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal, or the Ratification Proposal. In such events, the Charter Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present through telephone or represented by proxy and entitled to vote thereon at the Annual Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Annual Meeting and therefore will have no effect on the approval of the Adjournment Proposal. Broker non-votes, if any, will also have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor intend to vote any Common Stock owned by it in favor of the Adjournment Proposal. As of the date hereof, the Sponsor owned approximately [47.11]% of the issued and outstanding shares of Common Stock and the Company’s directors and officers do not own any Common Stock (excluding any securities indirectly owned by directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Adjournment Proposal will not require any additional vote of Public Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of [    ], 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock;

•        each of the Company’s executive officers and directors that beneficially owns shares of the Company’s Common Stock; and

•        all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 4,499,116 shares of our common stock, consisting of (i) 4,499,115 shares of our Class A common stock and (ii) 1 share of our Class B common stock, issued and outstanding as of May 12, 2025. The table below does not reflect record of beneficial ownership of any shares of common stock issuable upon conversion of the rights because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Trailblazer Sponsor Group, LLC(1)	2,119,500	[47.11] %
Arie Rabinowitz	*	*
Scott Burell	*	*
Yosef Eichorn	*	*
Joseph Hammer(2)	2,119,500	*
Barak Avitbul	*	*
Olga Castells	*	*
Patrick Donovan	*	*
All officers and directors as a group	*	*
(7 individuals)	*	[47.11] %
Other 5% Holders
AQR Capital Management, LLC(3)	438,763	9.75%
Kerry Proper/Antonio Ruiz-Gimenez(4)	400,000	8.89%

____________

*        Less than one percent.

(1)      Trailblazer Sponsor Group, LLC, the Sponsor, is the record holder of the shares reported herein. Joseph Hammer, our Chairman, is a manager of the Sponsor. Consequently, he may be deemed the beneficial owner of the shares held by our sponsor and has voting and dispositive control over such securities. Each of the Company’s officers and directors disclaims beneficial ownership of any shares other than to the extent he or she may have a pecuniary interest therein, directly or indirectly. The business address of each of these entities and individuals is at 510 Madison Avenue, Suite 1401, New York, NY 10022.

(2)      According to a Schedule 13G filed on February 14, 2025, Joseph Hammer has beneficial ownership of 2,119,499 shares of Class A common stock and 1 share of Class B common stock held directly by Trailblazer Sponsor Group, LLC. The business address for the reporting person is 510 Madison Avenue, Suite 1401, New York, NY 10022.

(3)      According to a Schedule 13G filed on November 7, 2024, AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC share beneficial ownership of 438,763 shares of Class A common stock. The business address for the reporting persons is One Greenwich Plaza, Greenwich, CT 06830.

(4)      According to a Schedule 13G filed on February 13, 2025, Kerry Proper and Antonio Ruiz-Gimenez share beneficial ownership of 400,000 shares of Class A common stock. The business address for the reporting persons is 1 Pennsylvania Plaza, 48th Floor, New York, NY 10119.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Charter Amendment is filed, we anticipate that we will hold another meeting of stockholders before the Extension Date to consider and vote upon the Business Combination. Accordingly, if we consummate the Business Combination, the Company’s next annual meeting of stockholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or it is approved but we do not consummate a business combination before the Extension Date, the Company will dissolve and liquidate. Accordingly, there will be no annual meeting of stockholders.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Trailblazer Merger Corporation I, c/o 510 Madison Avenue Suite 1401, New York, NY 10022, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company in writing at Trailblazer Merger Corporation I c/o 510 Madison Avenue Suite 1401, New York, NY 10022 or by telephone at (212) 586-8224.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Karen Smith, the proxy solicitor for the Company, by calling (877) 870-8565 (toll-free), or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Annual Meeting, or no later than [    ], 2025.

Annex A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TRAILBLAZER MERGER CORPORATION I
Pursuant to Section 242 of the
Delaware General Corporation Law

TRAILBLAZER MERGER CORPORATION I (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is “Trailblazer Merger Corporation I”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 12, 2021 and was subsequently amended on May 17, 2022. An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 28, 2023, and an amendment to the amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 27, 2024 (the “Amended and Restated Certificate of Incorporation”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Article Seven, Section D is hereby amended and restated to read in full as follows:

(i)     D. In the event that the Corporation does not consummate a Business Combination in (i) 18 months from the consummation of the IPO or (ii) [up to 30 months from the consummation of the IPO, if the Corporation elects to extend the amount of time to complete a Business Combination up to six times by an additional one month each time in accordance with the terms of the Investment Management Trust Agreement between the Corporation and Continental Stock Transfer & Trust Company, dated as of March 28, 2023, as amended (in any case, such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of IPO Shares then outstanding.

5.      All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

Annex A-1

IN WITNESS WHEREOF, Trailblazer Merger Corporation I has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [•]th day of September 2025.

TRAILBLAZER MERGER CORPORATION I
By:
Name:	Arie Rabinowitz
Title:	Chief Executive Officer

Annex A-2

Annex B

EXTENSION AMENDMENT

AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT OF

TRAILBLAZER MERGER CORPORATION I

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of September [   ], 2025, by and between Trailblazer Merger Corporation I, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated March 28, 2023, by and between the parties hereto, as amended (the “Trust Agreement”).

WHEREAS, a total of $70,380,000 was placed in the Trust Account from the IPO and sale of private units in a private placement;

WHEREAS, the Trust Agreement provides that the Trustee shall commence liquidation of the Trust Account and distribute the Property in the Trust Account after receipt of, and only in accordance with, a Termination Letter; or in the event that a Termination Letter has not been received by the Trustee by the 12 month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 18-months from the effective date of the prospectus but has not completed the Business Combination within the applicable monthly anniversary of the effective date of the prospectus;

WHEREAS, the Company has obtained the requisite approval of the stockholders of the Company to amend the Trust Agreement;

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Amendments to Trust Agreement.

(a) The third whereas clause of the Trust Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, if a Business Combination (as defined below) is not consummated within the initial 18 month period following the closing of the Offering, the Company’s insiders may extend such period six times by an additional one-month each time, up to a maximum of 24 months in the aggregate, by depositing an amount equal to the lesser of (i) $0.015 for each outstanding share of Public Stock (as defined below) after giving effect to the redemption of the shares of the Company, and (ii) $100,000 (the “Extension Payment”)] into Trust Account (as defined below) on or about the first of each month (each, an “Applicable Deadline”), as applicable, for each one-month extension (each, an “Extension”), in exchange for which they will receive non-interest bearing, unsecured promissory notes;

and”

(b) Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise taxes and income taxes, only as directed in the Termination Letter and the other documents referred to therein, (i) 18 months after the closing of the Offering [(or up to 30 months if the time to consummate a Business Combination is extended on a monthly basis by the Company making an Extension Payment into the Trust Account)] or (ii) such later date as may be approved by the Company’s

Annex B-1

stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;”

(c) The text of the letter in Exhibit E is amended as follows:

“Pursuant to Section 1(l) of the Investment Management Trust Agreement between Trailblazer Merger Corporation I (“Company”) and Continental Stock Transfer & Trust Company, dated as of [•], 2023 (as amended, the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from ______________ to ____________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit [$_____] which will be wired to you, into the Trust Account investments upon receipt.

This is the _____ of up to six Extension Letters.”

2.    Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

Trailblazer Merger Corporation I
By:
Name:	Arie Rabinowitz
Title:	Chief Executive Officer
Continental Stock Transfer & Trust Company, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President

Annex B-3

P R O X Y C A R D

Trailblazer Merger Corporation I

510 Madison Avenue Suite 1401

New York, NY 10022

ANNUAL MEETING
OF STOCKHOLDERS OF TRAILBLAZER MERGER CORPORATION I

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING
TO BE HELD ON SEPTEMBER 24, 2024.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [        ], 2025, in connection with the annual meeting of stockholders (the “Annual Meeting”) of Trailblazer Merger Corporation I (the “Company”) to be held at 10:00 a.m. Eastern Time on September [    ], 2025, and hereby appoints Arie Rabinowitz and Joseph Hammer, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

1 (877) 853-5257 (toll-free)

1 (888) 475-4499 (toll-free)

Meeting ID: [          ]

Passcode: [        ]

Outside of the U.S. and Canada:

at numbers in the link below:

https://loeb.zoom.us [    ]

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to extend the date (the “Termination Date”) by which the Company must consummate a Business Combination (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date up to six (6) times, each such extension for an additional one (1) month period, until [date] (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

For ☐	Against ☐	Abstain ☐

Proposal No. 2 — Trust Amendment Proposal — To amend the Company’s investment management trust agreement, dated as of March 28, 2023, as amended, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the date by which the Company must consummate a business combination up to six (6) times, each such extension for an additional one (1) month period, until [date];

For ☐	Against ☐	Abstain ☐

Proposal No. 3 — Ratification Proposal — To ratify the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2025;

For ☐	Against ☐	Abstain ☐

Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share of the Company represented at the Annual Meeting (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Ratification Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion.

For ☐	Against ☐	Abstain ☐

Dated: _______________________________, 2025

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.